Other Current Liabilities	6 Months Ended
Jun. 30, 2026
Other Liabilities, Current [Abstract]
Other Current Liabilities

9. OTHER CURRENT LIABILITIES

	As of
	June 30, 2026	December 31, 2025
Refundable deposit related to TJ Biopharma preferred shares sale(1)	$7,533	$7,316
Bridge Health acquisition cost(2)	537	1,864
Withholding and value added taxes	599	—
Incentive payment from depository bank	209	—
Total other current liabilities	$8,878	$9,180
(1)
In September 2025, the Group entered into an agreement with TJ Biopharma to facilitate the sale of the Group’s holding of TJ Biopharma’s preferred shares, whereby TJ Biopharma paid the Group a cash deposit. See the Company’s Annual Report for additional information.
(2)
Represents the current portion of the non-contingent quarterly payments related to the Bridge Health acquisition. See Note 4 – Asset Acquisitions and Strategic Transactions for additional information.